                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 9, 2003




                          TOUCHTUNES MUSIC CORPORATION
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                     NEVADA
                                     ------
                 (State or Other Jurisdiction of Incorporation)



      33-55254-447                                     87-0485304
      ------------                                     ----------
(Commission File Number)                 (I.R.S. Employer Identification Number)


                              1800 E. SAHARA AVENUE
                                    SUITE 107
                             LAS VEGAS, NEVADA 89104
                             -----------------------
                    (Address of Principal Executive Offices)

                                 (702) 792 -7405
                                 ---------------
                         (Registrant's Telephone Number)




          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

      On June 2003, TouchTunes Music Corporation (the "Company") issued a press release announcing the closing of a shareholder refinancing and amendments to the Company's Second Amended and Restated Articles of Incorporation. A copy of the press release and the Third Amended and Restated Article of Incorporation are attached as Exhibits 99.1 and 4.1 respectively to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Not  applicable.

(b)      Not  applicable.

(c)      Exhibits

          4.1    Third Amended and Restated Articles of Incorporation.

          99.1 The Company's press release relating to the announcement of the closing of a major shareholder refinancing.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                             TOUCHTUNES MUSIC CORPORATION


                             By: /s/ John Perrachon
                                 -----------------------------------------------
                                 John Perrachon
                                 Chief Executive Officer, President and Director

Dated: June 12, 2003


                       By: /s/ Matthew Carson
                           -----------------------------------------------------
                           Matthew Carson
                           Vice President Finance and
                           Chief Financial Officer (Principal Financial Officer)

Dated: June 12, 2003


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                                INDEX OF EXHIBITS


EXHIBIT
NUMBER       DESCRIPTION

4.1          Third Amended and Restated Articles of Incorporation.

99.1 The Company's press release relating to the announcement of the closing of a major shareholder refinancing.